EXHIBIT 99.1

Report of Independent Accountants on Applying
Agreed-Upon Procedures

Matthew Goldenberg
VP – Capital Markets
De Lage Landen Financial Services, Inc.
1111 Old Eagle School Road
Wayne, PA 19087

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by De Lage Landen Financial Services, Inc. (the “Responsible Party” or “Company”) and J.P. Morgan Securities LLC, who are collectively referred to herein as the “Specified Parties”, solely to assist you in performing procedures relating to the accuracy of certain attributes of the collateral assets which may be included in the potential issuance of asset-backed notes by DLL 2019-3 LLC (the “Transaction”).  The Company is responsible for the accuracy of the attributes of the collateral assets which may be included in the Transaction.  The sufficiency of these procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 150 loans, leases or other financings as of August 31, 2019 (the “Sample Receivables”), which the Responsible Party represents was randomly selected from a pool of assets intended to be transferred to DLL 2019-3 LLC as part of the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•
The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages

•
or other relationships of the information included in the data provided to us;
The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and
•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities.  PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction offering documents that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction offering documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
•	The reasonableness of any of the assumptions provided by the Responsible Party; and
•	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire collateral pool based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

Data, Information and Documents Provided

The Company provided the following data, information, and documents related to the Sample Receivables as of August 31, 2019 (the “Cutoff Date”):

A.
Screenshots of OLM, the Company’s receivable system, in four files labeled “AUP Support - Part 1.zip”, “AUP Support - Part 2.zip”, “AUP Support - Part 3.zip”, and “100-10099974.docx” (collectively the “Receivable Files”).

B.
An Excel data file labeled “DLL 2019-3 Data Tape & Cashflows as of August 2019 - sent PwC.xlsx” containing certain data fields for the Sample Receivables which the Company represents is from the Company’s OLM system as of the Cutoff Date (the “Sample Receivables Extract File”).

C.
An Excel data file labeled “DLL 2019-3 Cashflows- Additional Support.xlsx” containing additional information related to payment frequency and payment amount for the Sample Receivables (the “Cashflows File”).

The data, information and documents listed above and provided by the Company are collectively referred to as the “Data, Information, and Documents”.

Procedures Performed

We performed the following agreed-upon procedures on the Sample Receivables. For purposes of the procedures below, dollar amounts and percentages that differ only as a result of rounding were deemed to be in agreement. In the event that a Receivable File was not clear, data was missing, or there was a question about the information contained in the document relevant to performance of the agreed-upon procedures, we contacted a Company representative for clarification prior to reporting any exceptions.

A.
For each Sample Receivable, we compared and agreed the items listed below as set forth in the Sample Receivables Extract File to the respective information contained in the Receivable Files, as provided and instructed by the Company:

1.	Contract Number
2.	Obligor Name[1]
3.	Billing State
4.	Original Term
5.	Residual Value
6.	Commencement Date
7.	Maturity Date
8.	Payment Amount[2]

B.
For each Sample Receivable, we compared and agreed the Payment Frequency as set forth in the Sample Receivables Extract File to the information contained in the Cashflows File, as provided an instructed by the Company.

In performing the procedures, no exceptions were identified.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the accuracy of the attributes of the collateral assets which may be included in the Transaction.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ "due diligence defense" under the Securities Act of 1933 or similar defenses to alleged securities laws liabilities under the Securities Exchange Act of 1934), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

1 Obligor Name: The Company instructed us to perform the comparison of Obligor Name without regard to spacing or punctuation (e.g., commas, quotes, etc.).
2 Payment Amount: In cases where the Payment Amount as set forth in the Sample Receivables Extract File did not agree with the Payment Amount in the Receivable Files, the Company instructed us to compare the Payment Amount in the Sample Receivables Extract File to the Payment Amount in the Cashflows File.

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/PricewaterhouseCoopers LLP

September 24, 2019